Application for an Individual Flexible Premium Variable
Universal Life Insurance Policy to
First Great-West Life & Annuity Insurance Company
(“the Company”)
Administrative office: 8525 East Orchard Road,
Greenwood Village, CO 80111

GENERAL INFORMATION			This page must be completed for all cases.
“Insured” whenever used in this application, means “the life proposed for insurance.”
INSURED				OWNER OF POLICY (IF OTHER THAN INSURED)
	Name			Name
	Address			Address

	Phone #: Day	( ) -		Phone #: Day	( ) -
	Evening		( ) -	Evening	( ) -
Birth Date:	/ /	SS #	- -	Relationship to Insured
	Place of Birth			Owner’s SS # or Tax ID #

EMPLOYMENT INFORMATION

Employer Name_____________________________

Employer Address____________________________

___________________________________________

Employer Phone # ____________________________

Length of Employment_________________________

Insured's Occupation__________________________

Specific Duties __________________________ _______________________________________ • Annual Earned Income___________ • Annual Unearned Income_________ • Net worth _____________________

POLICY INFORMATION

Life Insurance or Premium Applied for:

Total Face Amount $_________________________

Base Face Amount $_________________________

Rider Face Amount $_________________________

Premium $_________________________________

Mode of Payment ____________________________

Send Premium Notice to:

Name _____________________________________

Address____________________________________

___________________________________________

Death Benefit Option (Please check one): Level Death [ ] Coverage Plus [ ] Transfer Provisions (Optional): Dollar Cost Averaging [ ] Or Rebalancer Option [ ] [No Lapse Rider Yes [ ] No [ ]]

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REPLACEMENT

Do you have any existing insurance policies or annuity contracts____________________________Yes                [  ]No    [  ]

Will the policy applied for result in any insurance or annuity contract in this or any other Company being lapsed,

surrendered, reduced, subjected to substantial borrowing, or changed to paid-up, extended term or automatic premium

loan?___________________________________________________________________________Yes                [  ]No    [  ]

If yes, details:___________________________________________________________________________________

Company Name:_________________________________________________________________________________

Policy No.:______________________________________________________________________________________

Face Amount:___________________________________________________________________________________

If yes, details:___________________________________________________________________________________

Company Name:_________________________________________________________________________________

Policy No.:______________________________________________________________________________________

Face Amount:___________________________________________________________________________________

BENEFICIARY

Primary Beneficiary Information

Name___________________________________________________________________________

Relationship ______________________________________________________________________

Percentage ____________

Social Security Number ________________________________

Name___________________________________________________________________________

Relationship ______________________________________________________________________

Percentage ____________

Social Security Number ________________________________

Contingent Beneficiary Information

Name___________________________________________________________________________

Relationship ______________________________________________________________________

Percentage ____________

Social Security Number ________________________________

If additional Beneficiary Information is requested, please attach on a separate sheet.

CITIZENSHIP STATUS

Is each individual named on this application a citizen of the United States?

[  ]Yes [  ] No If “No,” give details below for each individual who is not a U.S. citizen.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

In the past 2 years, have you resided in the United States as a U.S. citizen or with a

permanent resident visa?                                                                                                                                                [  ]Yes [  ] No

If “No,” provide details of residency and citizenship.

___________________________________________________________________________________

___________________________________________________________________________________

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INVESTMENT ALLOCATION	This page must be completed for all cases.

You may choose to allocate your premium payments to one or more of the investment options listed below. Please indicate your selections in whole percentages.

Note: During the free look period, premium payments will be allocated to the investment option(s) you choose below. If you return your policy during the Free Look Period, the policy will then be deemed void form the start and we will refund the Policy Value Account. Please refer to the prospectus for details. If you do not indicate your allocations below or if they do not total 100 percent, your application will not be processed.

Fixed Option		Janus Aspen Series (Institutional Shares)
%	Fixed Account Option	%	Janus Aspen Balanced Portfolio
AIM Variable Insurance Fund (Series I Shares)%			Janus Aspen Flexible Bond Portfolio
%	AIM V.I. Global Health Care Fund	%	Janus Aspen Forty Portfolio
%	AIM V.I. International Growth Fund	%	Janus Aspen Global Life Sciences
American Century Variable Portfolios, Inc. (Class I Shares)%			Janus Aspen International Growth
%	American Century VP Value Fund	Maxim Series Fund, Inc.
%	American Century VP Vista SM Fund	%	Maxim Ariel Small-Cap Value Portfolio
Davis Variable Account Fund, Inc.		%	Maxim Bernstein International Equity Portfolio
%	Davis Financial Portfolio	%	Maxim INVESCO ADR Portfolio
%	Davis Value Portfolio	%	Maxim Loomis Sayles Bond Portfolio
Dreyfus Investment Portfolios (Initial Shares)%			Maxim Loomis Sayles Small-Cap Portfolio
%	Dreyfus IP MidCap Stock Portfolio	%	Maxim Money Market Portfolio
%	Dreyfus IP Technology Growth Portfolio	%	Maxim Short Duration Bond Portfolio
Dreyfus Stock Index Fund, Inc. (Initial Shares)%			Maxim T. Rowe Price Equity/Income Portfolio
%	Dreyfus Stock Index Fund	%	Maxim T. Rowe Price MidCap Growth Portfolio
Dreyfus Variable Investment Fund (Initial Shares)%			Maxim U.S. Government Securities Portfolio
%	Dreyfus VIF International Equity Portfolio	Maxim Profile Portfolios
%	Dreyfus VIF International Value Portfolio	%	Maxim Aggressive Profile I Portfolio
DWS Investments VIT (A Shares)%			Maxim Conservative Profile I Portfolio
%	DWS Small Cap Index VIP	%	Maxim Moderately Aggressive Profile I Portfolio
DWS Variable Series I (A Shares)%			Maxim Moderately Conservative Profile I Portfolio
%	DWS Global Opportunities VIP	%	Maxim Moderate Profile I Portfolio
DWS Variable Series II (A Shares)		Neuberger Berman Advisers Management Trust
%	DWS Blue Chip VIP	%	Neuberger Berman AMT Fasciano Portfolio (S)
%	DWS Dreman High Return Equity VIP	%	Neuberger Berman AMT Partners Portfolio (I)
%	DWS Dreman Small Mid Cap Value VIP	%	Neuberger Berman AMT Regency (I)
%	DWS High Income VIP	%	Neuberger Berman AMT Socially Responsive (I)
Federated Insurance Series (Primary Shares)		PIMCO VIT (Administrative Shares)
%	Federated High Income Bond Fund II	%	PIMCO VIT High Yield Portfolio
%	Federated Mid Cap Growth Strategies Fund II	%	PIMCO VIT Low Duration Portfolio
Fidelity Variable Insurance Products (VIP) (Svc 2 Shares)%			PIMCO VIT Real Return Portfolio
%	Fidelity VIP Contrafund® Portfolio	%	PIMCO VIT Total Return Portfolio
%	Fidelity VIP Disciplined Small Cap	Royce Capital Fund (Service Class Shares)
%	Fidelity Dynamic Capital Appreciation	%	Royce Micro-Cap
%	Fidelity VIP Equity-Income Portfolio	%	Royce Small-Cap
%	Fidelity VIP Investment Grade Bond Portfolio	STI Classic Variable Trust
%	Fidelity VIP Mid Cap Portfolio	%	STI Classic VT Capital Appreciation Fund
		%	STI Classic VT Small Cap Value Equity Fund]
TOTAL = 100%
COMPLIANCE INFORMATION

The Securities Exchange Act of 1934 requires that we have reasonable grounds to believe, based upon the information provided by you, that your selections are suitable given your objectives and financial situation. Please complete the following relating to the suitability of your investment choices.

J500app-ny	(6/07)	Page 3 of 7

Do you understand that, under this policy, some payments and values including cash values and the death benefit are based on the investment experience of the Investment Divisions and are variable?    Yes [  ] No [  ]

What is your investment objective? (safety of principal, long term growth, aggressive growth)_____________________

I understand this information is required, however, my initials indicate that I decline to furnish personal information ____

I have received a copy of the current product prospectus for this Flexible Premium Variable Universal Life Policy.

Yes [  ] No [  ]

SIGNATURE	This page must be completed for all cases.

I declare and agree that:

All statements and answers to questions made in this application and any supplement to it are true and complete to the best of my knowledge and belief. The information I have provided will be taken into consideration for and will serve as the basis of any contract of insurance based on this application. This application will be attached to and made part of the policy. 1) No Information or answer to any question will be deemed communicated to or binding on the Company unless set out in this application. 2) Only the president, a vice president or the secretary of the Company is authorized to change or waive any terms of this application or any contract of insurance issued.

Any policy issued based on this application shall not take effect until delivered and the first premium paid to The
Company, provided no change has taken place in the insurability of the Insured after the application, and any supplement to it is completed, and all proposed Insured’s are still living.

I understand that I am applying for an Individual Flexible Premium Variable Universal Life Insurance Policy, form
J500, issued by First Great-West Life & Annuity Insurance Company. I declare that all statements made on this application are true to the best of my knowledge and belief. I believe the policy is suitable for my insurance needs. I understand that all amounts are based on the investment experience of the investment divisions and are not guaranteed as to amount; they are variable and may increase or decrease accordingly. I hereby direct that my telephone instructions to the Company be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify policy transaction information. I certify under penalty of perjury that the Social Security or tax identification number listed on this application is correct. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at	this	day of	year
City and State

X
Name of Proposed Insured (Please Print)		Signature of Proposed Insured

X		X
Witness		Signature of Owner

STATEMENT OF ADDITIONAL INFORMATION
Check here if you’d like a copy of the Statement of Additional Information to the prospectus. [ ]
AGENT’S REPORT

J500app-ny	(6/07)	Page 4 of 7

1.    Purpose of Insurance ________________________

2.    Annual earned income before taxes $____________

Above based on: [ ]Insured’s Statement     [ ]Other

3.    Does the applicant have existing life insurance policies or annuity contracts? [ ]Yes [ ] No

4.    Do you have reason to believe the life insurance applied for will replace any insurance or annuity with us or any other company? [ ]Yes [ ] No

If yes, details:__________________________________

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

Agent’s Declaration - I certify that I have asked and
have fully recorded the proposed Insured’s answers to
all questions in this application. I know nothing that is
material to the insurability of this life that has not been
recorded herein.

____________X _____________________________

Date                                 Signature of Agent

Print Agent’s Name:___________________________

Agent’s Number:______________________________

Phone #: (____) _______-_______________________

Agency/Institution:_____________________________

Office:______________________________________

Address:____________________________________

___________________________________________

This section must be completed for all fully underwritten cases.
INSURED’S PERSONAL AND MEDICAL INFORMATION PART I
Name:
Driver’s License #		State:
Total life insurance in force:
Face Amount	Purpose (ie. Estate Planning, Business, Income Replacement)

1.    Have you applied for insurance in the past 6 months?                                                                                                          [  ]Yes [  ] No

1a. If yes, will this be an additional Policy                                                                                                                                       [  ] Yes [  ] No

2.    Have you ever been refused life insurance?                                                                                                                             [  ]Yes [  ] No

During the past three years have you:

3.    Flown as a private pilot or do you contemplate flying as a student pilot or crew member?

(If yes, please complete the aviation questionnaire.)                                                                                                             [  ]Yes [  ] No

4.    Participated in or do you contemplate participating in any hazardous sport such as racing

(automobile, snowmobile, motorcycle, boat), scuba diving, hang gliding, mountain or rock

climbing? (If yes, please complete the hazardous sports questionnaire.)                                                                           [  ]Yes [  ] No

5.     In the past three years,have you been convicted with driving under the influence of alcohol or drugs

(DUI), or have you had your driver’s license suspended or revoked?                                                                                [  ]Yes [  ] No

If you answered yes to questions 1-5, provide details:

6. Height:	7.	Weight:

J500app-ny	(6/07)	Page 5 of 7

8. Do you have a personal physician? If yes, please provide name and address:     [  ]Yes [  ] No

_________________________________________________________________________________________

9. Please provide date last seen, reason seen and results:_____________________________________________

10. Have any members of your immediate family died before age 60?                                                        [  ]Yes [  ] No

11. Are you currently taking any medication(s)?                                                                                           [  ]Yes [  ] No

12. Have you ever been hospitalized? (If yes, give details below including date(s) and reason(s))     [  ]Yes [  ] No

13. In the past 5 years have you used tobacco or nicotine products in any form                                   [  ]Yes [  ] No

13a.If yes, when was the last date of usage                                                                                                     _________

14. In the past 10 years, have you been diagnosed or treated for Acquired Immune Deficiency Syndrome

(AIDS) or AIDS Related Complex (ARC) by a member of the medical profession?                                 [  ]Yes [  ] No

Within the past 10 years, has a member of the medical profession diagnosed you as having or treated you for any of the following:

15. Any permanent disease or disorder, including those requiring medical or surgical intervention of the heart, lungs, liver, kidneys,   gastrointestinal system?                                                                                                                                    [  ]Yes [  ] No

16. Elevated blood pressure, stroke, paralysis, or any chronic or progressive disease or disorder of the brain, spinal cord or central nervous system?                                                                                                                                                        [  ]Yes [  ] No

17. Blood disorders including chronic anemia?                                                                                            [  ]Yes [  ] No

18. Diabetes, cancer or malignancy?                                                                                                              [  ]Yes [  ] No

19. Treatment for alcohol or drug use, or have you been medically advised to do so?                        [  ]Yes [   ] No

20. Any counseling or treatment for mental, nervous or emotional disorders?                                      [  ]Yes [  ] No

21. Any physical impairments or diseases not listed above?                                                                    [  ]Yes [  ] No

If you answered yes to questions 8-21, provide details: (Use an additional sheet of paper if necessary)_____ _________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

This page must be completed for all fully underwritten cases.

AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

The Company, its reinsurers, insurance support organizations, and their authorized representative, may obtain medical and other information in order to evaluate my application for life insurance. Any physician, practitioner, hospital, clinic, other medical or medically related facility, the Veterans Administration, the Medical Information Bureau, Inc., my
employer and consumer reporting agency, credit reporting agency or insurance company who possesses information of care, treatment or advice of me may furnish such information to the Company upon presenting this authorization or a photocopy. This authorization includes information about drugs, alcoholism and mental illness. The Company or its reinsurers may make a brief report regarding me to other companies to whom I have applied or may apply. This authorization will be valid from the date signed for a period of two years. I have read this authorization and understand

I have the right to receive a copy. I have received the Notice of Insurance Information Practices and Notice Regarding

Medical Information Bureau. I consent to a consumer report containing personal or credit information or both that may be requested in connection with my application.

All statements and answers to questions made in this application and any supplement to it are true and complete to the best of my knowledge and belief. The information I have provided will be taken into consideration for and will serve as the basis of any contract of insurance based on this application. 1) No Information or answer to any question will be deemed communicated to or binding on the Company unless set out in this application. 2) Only the president, a vice president or the secretary of the Company is authorized to change or waive any terms of this application or any contract of insurance issued.

Signed at	this	day of	year
City and State

X
Name of Proposed Insured (Please Print)		Signature of Proposed Insured

X		X
Witness		Signature of Owner

J500app-ny	(6/07)	Page 6 of 7

Notice of Insurance Information Practices and Notice Regarding Medical Information Bureau

This is to inform you that, as part of our procedure for processing your application, an investigative consumer report may be prepared. This inquiry includes information as to your character, general reputation, personal characteristics, and mode of living. You have the right to make a written request within a reasonable period of time to receive additional detailed information about the nature and scope of this investigation. You have the right to access information upon written request. You may request correction, amendment, or deletion of any information, which you believe to be inaccurate. In connection with your application for insurance you may receive a telephone call from an authorized person to obtain some personal and financial information. You may be assured that the information is considered confidential and will be used to assess your eligibility for insurance. The interview normally takes from five to ten minutes and will be conducted at a time convenient for you. In the event you are not in when the interviewer calls, the interviewer will leave his or her name and telephone number so that you can return the call at no charge to you and supply the necessary information. Inquiries on the above notices should be addressed to:

First Great-West Life & Annuity Insurance Company
Administrative Office
P.O. Box 1470
Denver, CO 80201-9606

Information regarding your insurability will be treated as confidential. The Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of insurance companies, which operates an information exchange on behalf of its Members. If you apply to another Bureau Member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau’s file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act.

Please contact MIB at:

Medical Information Bureau
Post Office Box 105, Essex Station
Boston, MA 02112
Phone: 866-692-6901 (TTY 866-346-3642)

The Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

THIS STANDARD DISCLOSURE IS REQUIRED OF ALL LIFE INSURANCE PROVIDERS. BE ASSURED THAT FIRST GREAT-WEST’S BUSINESS PRACTICES MEET THE HIGHEST INDUSTRY STANDARDS.

First Great-West Life & Annuity Insurance Company, Home Office: White Plains, New York

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